UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) February 13, 2007
Volkswagen Auto Lease/Loan Underwritten Funding, LLC
(Depositor)
Volkswagen Auto Loan Enhanced Trust 2007-1
(Issuing Entity)
Delaware
(State or Other Jurisdiction of Incorporation)

333-133770	11-3650483
333-133770-04	20-7188954

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

3800 Hamlin Road
Auburn Hills, Michigan	48326

(Address of Principal Executive Offices)	(Zip Code)
(248) 754-5000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Underwriting Agreement
Indenture
Purchase Agreement
Sale and Servicing Agreement
Administration Agreement
Amended and Restated Trust Agreement
ISDA Master Agreement
Schedule to the ISDA Master Agreement
Class A-4 Swap Transaction Confirmation
Credit Support Annex

Item 8.01. Other Events.
     The Registrant and Co-Registrant are filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the of Class A-1 5.31720% Auto Loan Asset Backed Notes, Class A-2 5.29% Auto Loan Asset Backed Notes, Class A-3 5.20% Auto Loan Asset Backed Notes and Class A-4 LIBOR + 0.00% Auto Loan Asset Backed Notes (the “Notes”) by Volkswagen Auto Loan Enhanced Trust 2007-1 described in the Final Prospectus Supplement dated February 6, 2007.
Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit
No.	Document Description
1.1	Underwriting Agreement, dated as of February 6, 2007, among Volkswagen Auto Lease/Loan Underwritten Funding, LLC (“VALU Funding”), VW Credit, Inc. (“VCI”) and Greenwich Capital Markets, Inc. and HSBC Securities (USA) Inc., as Representatives of the Several Underwriters.

4.1	Indenture dated as of February 13, 2007, between Volkswagen Auto Loan Enhanced Trust 2007-1 (the “Issuer”) and Citibank, N.A., as indenture trustee (the “Indenture Trustee”).

10.1	Purchase Agreement, dated as of February 13, 2007, between VCI and VALU Funding.

10.2	Sale and Servicing Agreement, dated as of February 13, 2007, among the Issuer, VALU Funding, VCI and the Indenture Trustee.

10.3	Administration Agreement, dated as of February 13, 2007, among the Issuer, VCI as administrator, and the Indenture Trustee.

10.4	Amended and Restated Trust Agreement, dated as of February 13, 2007, between VALU Funding and Deutsche Bank Trust Company Delaware, not in its individual capacity but solely as owner trustee (the “Owner Trustee”) for the Issuer.

10.5	ISDA Master Agreement, dated as of February 13, 2007 between the Issuer and HSBC Bank USA, National Association (the “Swap Counterparty”).

10.6	Schedule to the ISDA Master Agreement, dated as of February 13, 2007 between the Issuer and the Swap Counterparty.

10.7	Class A-4 Swap Transaction Confirmation, dated as of February 13, 2007 between the Issuer and the Swap Counterparty.

10.8	Credit Support Annex, dated as of February 13, 2007 between the Issuer and the Swap Counterparty.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 16, 2007	VOLKSWAGEN AUTO LOAN ENHANCED
TRUST 2007-1

By: VW Credit, Inc., as Servicer

	By: Name:	/s/ Martin Luedtke Martin Luedtke
	Title:	Treasurer